UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 20, 2024
INSIGHT ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware		0-25092	86-0766246
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2701 East Insight Way,
Chandler,	Arizona		85286
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code:
(480) 333-3000
Not Applicable
(Former name or former address, if changed since last report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	NSIT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.
Indenture and the Notes
On May 20, 2024, Insight Enterprises, Inc. (the “Company”), completed the previously announced offering (the “Offering”) of its 6.625% senior notes due 2032 in an aggregate principal amount of $500 million (the “Notes”) pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. The Notes are senior unsecured obligations of the Company and are guaranteed on a senior unsecured basis by each of the Company’s existing and future direct and indirect U.S. subsidiaries that is or becomes a guarantor or borrower under its senior secured revolving credit facility due 2027 (the “ABL facility”), subject to certain exceptions (the “Guarantors”). J.P. Morgan Securities LLC, BofA Securities, Inc., Wells Fargo Securities, LLC, Truist Securities, Inc., U.S. Bancorp Investments, Inc., BMO Capital Markets Corp., PNC Capital Markets LLC, HSBC Securities (USA) Inc., Huntington Securities, Inc., BOK Financial Securities, Inc., Comerica Securities, Inc., and Zions Direct, Inc. served as the Initial Purchasers (the “Initial Purchasers”) with respect to the offer and sale by the Company of the Notes.
The Company used the net proceeds from the Offering to repay a portion of the outstanding borrowings under the ABL facility.
The Notes were issued pursuant to an Indenture, dated as of May 20, 2024 (the “Indenture”), among the Company, the Guarantors and U.S. Bank Trust Company, National Association, as trustee. The Indenture contains certain covenants that, among other things, limit the Company’s and the Guarantors’ ability to, subject to certain exceptions, create, incur or assume liens to secure debt. The Indenture contains covenants that limit the ability of the Company and each of the Guarantors, as applicable to, among other things: (i) create, incur or assume liens to secure debt, (ii) guarantee the payment of certain indebtedness and (iii) in the case of the Company, consolidate with or merge with or into another company or convey, transfer or lease all or substantially all of the Company’s assets, in each case as set forth in the Indenture. These covenants are, however, subject to a number of important limitations and exceptions. The Indenture also contains customary event of default provisions.
Interest on the Notes is payable semi-annually on May 15 and November 15 of each year, beginning on November 15, 2024. The Notes mature on May 15, 2032.
At any time and from time to time prior to May 15, 2027, the Company may, on one or more occasions, redeem the Notes with an amount equal to the net cash proceeds received by the Company from certain equity offerings at a redemption price equal to 106.625% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, in an aggregate principal amount for all such redemptions not to exceed 40% of the aggregate principal amount of the Notes. At any time and from time to time on or after May 15, 2027, the Company may, on one or more occasions, redeem the Notes in whole or in part, upon notice, at a redemption price equal to the percentage of principal amount set forth below plus accrued and unpaid interest, if any, on the Notes redeemed, to, but excluding, the applicable redemption date, if redeemed during the twelve-month period beginning on May 15 of the year indicated below:

Period	Redemption Price
2027 ...........................................................................................	103.313%
2028 ...........................................................................................	101.656%
2029 and thereafter ....................................................................	100.000%
In addition, at any time prior to May 15, 2027, the Company may, on one or more occasions, redeem the Notes in whole or in part, at its option, upon notice, at a redemption price equal to 100% of the principal amount of such Notes plus a “make-whole” premium as specified in the Indenture and accrued and unpaid interest, if any, to, but excluding, the redemption date.
If the Company experiences certain change of control events, together with a ratings decline, as described in the Indenture, the Company will be required to make an offer to repurchase some or all of the Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.
The Initial Purchasers and their affiliates have performed or may perform in the future various financial advisory, investment banking and commercial banking services from time to time for the Company and its affiliates, for which they have received or will receive customary compensation. In particular, affiliates of the Initial Purchasers are party (including as lenders) to the ABL facility.
The above description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the form of the Notes, which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Notes and the Indenture is incorporated herein by reference into this Item 2.03.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of May 20, 2024, by and among Insight Enterprises, Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee.
4.2	Form of 6.625% Senior Notes Due 2032 (included in Exhibit 4.1).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

Date:	May 20, 2024	By:	/s/ Rachael A. Crump
Rachael A. Crump
Chief Accounting Officer